Supplement to the
Retirement Government Money Market Portfolio
October 22, 2001
Prospectus

The following information replaces the similar information found in the first paragraph under the heading "Principal Investment Risks" on page P-5.

Many factors affect the fund's performance. The fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government.

RGM-01-01 December 29, 2001
1.478079.103

Supplement to the
Retirement Money Market Portfolio
October 22, 2001
Prospectus

The following information replaces the similar information found in the first paragraph under the heading "Principal Investment Risks" on page P-6.

Many factors affect the fund's performance. The fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease.

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RMM-01-01 December 29, 2001
1.478064.103

SUPPLEMENT TO THE
RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO
RETIREMENT MONEY MARKET PORTFOLIO

October 22, 2001

STATEMENT OF ADDITIONAL INFORMATION

Effective January 1, 2002, the "Money Market Insurance" paragraph on page 5 is no longer applicable.

The following information replaces the similar information found in the second paragraph under the heading "Management-Related Expenses" on page 17.

FMR pays all other expenses of each fund with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), money market insurance premiums (beginning January 1, 2004), if any, and such non-recurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

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RMM/RGMB-01-01 December 29, 2001
1.475766.105